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Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Hibbett Sporting Goods, Inc.'s previously filed Registration Statements File Nos. 333-21299, 333-21301, 333-21303, 333-21305, 333-28515 and 333-63094.

                                                     ARTHUR ANDERSEN LLP



Birmingham, Alabama
April 16, 2002